SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                       Date of Report: September 15, 1999

                          Snohomish Equity Corporation

                     (formerly Snohomish Equity Group, Inc)

                                    000-26249
                             Commission File Number

  Nevada                                                              33-0507843
(Jurisdiction of Incorporation)             (I.R.S. Employer Identification No.)

219 Broadway, Suite 261, Laguna Beach CA                                  92651
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (949) 248-1765

                              Item 5. Other Events

     The purpose of this Current Report is to file Management's Un-Audited Financial Statements of June 30, 1999 (attachment 99-06-30 hereto), in order to coordinate reporting with the Issuer's submission for listing on the Over the Counter Bulletin Board, as currently required by the National Association of Securities Dealers rules and regulations.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

September 15, 1999        Snohomish Equity Corporation
                     (formerly Snohomish Equity Group, Inc)

                                       by


                               /s/ William Stocker

                                 William Stocker
                           SPECIAL SECURITIES COUNSEL

                               Attachment 99-06-30

                          SNOHOMISH EQUITY CORPORATION
                           BALANCE SHEETS (UNAUDITED)
              for the fiscal years ended December 31, 1997 and 1998
                     and for the period ended June 30, 1999

                                                                June 30,        December 31,
                                                                            -------------------
                                                                 1999         1998        1997
                                                               -------      -------     -------
                                     ASSETS

CURRENT ASSETS

         Total Current Assets                                  $   -0-      $   -0-     $   -0-

TOTAL CURRENT ASSETS                                               -0-          -0-         -0-
                                                               -------      -------     -------
TOTAL ASSETS                                                   $   -0-      $   -0-     $   -0-
                                                               =======      =======     =======

                       LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES

    Account payable                                             11,085
                                                               -------
TOTAL LIABILITIES                                               11,085

STOCKHOLDERS' EQUITY

    Common Stock, $.001 par value; authorized 50,000,000
       shares; issued and outstanding, 2,000,000 shares
       and 2,010,000 shares                                      2,010        2,010       2,000

    Additional Paid In Capital                                   6,990        6,990       6,000

    Accumulated Surplus (Deficit)                              (20,085)      (9,000)     (8,000)
                                                               -------      -------     -------
Total Stockholders' Equity                                         -0-          -0-         -0-
                                                               -------      -------     -------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $   -0-      $   -0-     $   -0-
                                                               =======      =======     =======

                     The accompanying notes are an integral
                       part of these financial statements.


                                    page F-1

                          SNOHOMISH EQUITY CORPORATION
             STATEMENTS OF LOSS AND ACCUMULATED DEFICIT (UNAUDITED)
              for the fiscal years ended December 31, 1997 and 1998
                     and for the period ended June 30, 1999

                                                               December 31,
                                           June 30,    -------------------------
                                            1999           1998          1997
                                        -----------    -----------   -----------
Revenues                                $       -0-    $       -0-   $       -0-
                                        -----------    -----------   -----------
   Expenses; General & Administrative           -0-         (1,000)          -0-
                                        -----------    -----------   -----------
Net Loss from Operations                    (11,085)        (1,000)          -0-

Net Income (Loss)                       $   (11,085)   $    (1,000)  $       -0-
                                        ===========    ===========   ===========
Gain (Loss) per Share                   $   (.00551)   $   (.00050)  $       -0-
                                        ===========    ===========   ===========
Weighted Average
    Shares Outstanding                    2,010,000      2,010,000     2,000,000
                                        ===========    ===========   ===========

                   The accompanying notes are an integral part
                         of these financial statements.


                                    page F-2

                          SNOHOMISH EQUITY CORPORATION
            STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) (UNAUDITED) for the period from inception of the Development Stage on April 8, 1992 through December 31, 1992 and for the fiscal years ended December 31, 1993 through 1998 and for the period ended June 30, 1999

                                                              Additional Accumulated  Total Stock-
                                       Common         Par      Paid-In      Equity   holders' Equity
                                       Stock         Value     Capital    (Deficit)    (Deficit)
                                      ---------   ---------   ---------  ----------- ---------------
Balance on April 8, 1992              2,000,000   $   2,000   $   6,000     $          $   8,000

Net Loss during the fiscal year
ended December 31, 1992                                                      (1,170)
                                      ---------   ---------   ---------   ---------    ---------
Balance at December 31, 1992          2,000,000       2,000       6,000      (1,170)       6,830

Net Loss during the fiscal year
ended December 31, 1993                                                      (1,600)
                                      ---------   ---------   ---------   ---------    ---------
Balance at December 31, 1993          2,000,000       2,000       6,000      (2,770)       5,230

Net Loss during the fiscal year
ended December 31, 1994                                                      (1,600)
                                      ---------   ---------   ---------   ---------    ---------
Balance at December 31, 1994          2,000,000       2,000       6,000      (4,370)       3,630

Net Loss during the fiscal year
ended December 31, 1995                                                      (1,600)
                                      ---------   ---------   ---------   ---------    ---------
Balance at December 31, 1995          2,000,000       2,000       6,000      (5,970)       2,030

Net Loss during the fiscal year
ended December 31, 1996                                                      (1,600)
                                      ---------   ---------   ---------   ---------    ---------
Balance at December 31, 1996          2,000,000       2,000       6,000      (7,570)         430

Net Loss during the fiscal year
ended December 31, 1997                                                        (430)
                                      ---------   ---------   ---------   ---------    ---------
Balance at December 31, 1997          2,000,000       2,000       6,000      (8,000)           0

Shares issued for services rendered      10,000          10         990

Net Loss during the fiscal year
ended December 31, 1998                                                      (1,000)
                                      ---------   ---------   ---------   ---------    ---------
Balance at December 31, 1998          2,010,000       2,010       6,990      (9,000)           0

Net Loss during the period
ended June 30, 1999                                                         (11,085)
                                      ---------   ---------   ---------   ---------    ---------
Balance at December 31, 1998          2,010,000       2,010       6,990     (20,085)     (11,085)

                   The accompanying notes are an integral part
                         of these financial statements.


                                    page F-3

                          SNOHOMISH EQUITY CORPORATION
                       STATEMENTS OF CASH FLOW (UNAUDITED)
              for the fiscal years ended December 31, 1997 and 1998
                     and for the period ended June 30, 1999

                                                             December 31,
                                          June 30,      ---------------------
                                           1999           1998        1997
                                         --------       --------     --------
Operating Activities

   Net Income (Loss)                     $(11,085)      $ (1,000)    $    -0-

   Cash (used) in operations              (11,085)           -0-          -0-
                                         --------       --------     --------

Net Cash from Operations                  (11,085)           -0-          -0-

Financing activities:

     issuance of stock                                    1,000

       increase in accounts payable        11,085

Cash at beginning of Period                   -0-            -0-          -0-

Increase (Decrease) in Cash                   -0-            -0-          -0-

Cash at End of Period                    $    -0-       $    -0-     $    -0-
                                         ========       ========     ========

                   The accompanying notes are an integral part
                         of these financial statements.


                                    page F-4

                          SNOHOMISH EQUITY CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
           for the fiscal years ended December 31 1996, 1997 and 1998 and the period ended June 30, 1999


1-FORMATION AND OPERATIONS OF THE COMPANY

     This Corporation was first organized under the laws of the State of Texas on April 8, 1992, as Snohomish Equity Group, Inc. for the purpose of seeking out one or more potential business ventures, without regard to geographical considerations, which venture or ventures, in the judgment of management, warrant interest and involvement of the Company. On or about April 27, 1992, the company made its initial issuance of 2,000,000 shares of common stock to a single founders' group of six related founders, for cash. The Issuer has made no further issuances to date, and the total issued and outstanding shares of common stock remains 2,000,000 shares as of the date of this report. During 1992, the various Founders made private gifts of stock to family members and friends, totaling 108,108 shares:
     27,093 to ten affiliates (six of whom remain affiliates); and 81,015 shares to a total of 94 non-affiliate shareholders. On or about April 29, 1992, the Company having caused incorporation of a wholly-owned subsidiary, Snohomish Capital Corporation, the Company authorized a stock dividend by which the ownership of that subsisidairy would have been spun off to shareholders, but that dividend/spin-off was abandoned and never consummated, and the former subsidiary corporation expired without action, pursuant to the laws of Texas. The shares of the Company's common stock have never traded, over the counter or otherwise. This Company's predecessor remained dormant and inactive from 1993 to the present, its charter expiring in due course, pursuant to laws of Texas. About early 1997, the founder's control block of 1,891,892 shares, was acquired by Intrepid International S.A., a Panama Corporation. As of that time, there were 107,108 shares issued and outstanding to persons who were and are (with some exceptions) non-affiliate shareholders. On or about January 1, 1998 the Issuer authorized the Issuance of an additional 10,000 shares to its present officers. The Company was formally reorganized in the State of Nevada on December 8, 1998, for the purpose of seeking out one or more potential business ventures, without regard to geographical considerations, which venture or ventures, in the judgment of management, warrant interest and involvement of the Company.

2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  BASIS OF ACCOUNTING

          Accounting records of the Company and financial statements are maintained and prepared on an accrual basis.

     (b)  FISCAL YEAR

          The Company's proposed fiscal year end for accounting and tax purposes is December 31.

     (c)  ORGANIZATION COSTS

          The Company incurred $8,000 of organization costs in 1992. These costs, which were paid by shareholders of the Company and which were exchanged for 2,000,000 shares of common stock having a par value of $2,000 and $6,000 in services, totalling $8,000, which is being amortized on a straight line method over a 60 month period. These costs will be recovered only if the Company is able to generate a positive cash flow from operations.


                                    page F-5

Snohomish Equity Corporation
Notes to Financial Statements
for the fiscal years ended December 31, 1997 and 1998
and the period ended June 30, 1999
continued

     (d)  CASH EQUIVALENTS

          For Financial Accounting Standards purposes, the Statement of Cash Flows, Cash Equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less. Whatever cash amounts included on the Company's Statements of Cash Flow, however, will be comprised exclusively of cash.


3-PROPERTY AND EXECUTIVE COMPENSATION

     (a)  PROPERTY:

          The Company's offices and all of its records are located at 219 Broadway, Suite 261, Laguna Beach, California 92651.

     (b)  EXECUTIVE COMPENSATION:

          Since inception, the Company has paid no cash compensation to its officers or directors. Officers of the Company will be reimbursed for out-of-pocket expenses and may be compensated for the time they devote to the Company. In addition, Officers may receive compensation for services performed on behalf of the Company. The terms of any such compensation will be determined on the basis of the nature and extent of the services which may be required and will be no less favorable to the Company than the charges for similar services made by independent third parties who are similarly qualified. No officer or director is required to make any specific amount or percentage of his business time available to the Company.

5-STOCKHOLDERS' EQUITY.

     The Company is authorized to issue 50,000,000 shares of common stock having a par value of $0.001. In April 1993, 2,000,000 shares of Common Stock, were issued in exchange for organizational costs which were valued by management at a total of $8,000. In January 1998, 10,000 shares of Common Stock, were issued in exchange for $10 in services.





                                    page F-6